LOUIS DREYFUS NATURAL GAS CORP.
                                 AMENDMENT NO. 1
                                       TO
                         DEFERRED STOCK TRUST AGREEMENT


         This Amendment ("Amendment") is made effective as of the 30th day of September, 1998, by and between Louis Dreyfus Natural Gas Corp. ("Company") and Bank of Oklahoma, N.A. ("Trustee") for purposes of amending that certain Deferred Stock Trust Agreement ("Trust Agreement") dated April 14, 1998 between Company and Trustee with reference to the following circumstances:

              A. It is desired to clarify the terms of the Trust Agreement to provide that the Trustee will not be entitled to hold any Proceeds (as hereinafter defined) from the sale or other disposition of the Shares.

              B. Section 7.1 of the Trust Agreement permits the Trust Agreement to be amended by written instrument executed by Trustee and Company.

         In consideration of the premises, the Trust Agreement is hereby amended as follows:

              1. Section 1.5 of the Trust Agreement is amended to add the following at the end thereof:

         "Such cash, property or securities shall be held by the Trustee and invested in accordance with the provisions hereof and the Oklahoma Uniform Prudent Investor Act until otherwise distributed at the direction of the Company."

              2. Section 1.6 of the Trust Agreement is amended to read in its entirety as follows:

         "1.6 Sale or Conversion of Shares. In the event the Shares are sold or converted into cash or any security other than an equity security of the Company or a successor ("Proceeds") in the manner permitted by this Trust Agreement, the Trust will cause such Proceeds to be paid and distributed directly to Participants and such Proceeds will not be paid to the Trust."

         Executed as of the date and year first above written.


                                       BANK OF OKLAHOMA, N.A.


                                       By:
                                          ----------------------------
                                           Authorized Officer


                                       LOUIS DREYFUS NATURAL GAS CORP.

                                       By:
                                          ----------------------------
                                           Mark E. Monroe
                                           President and Chief Executive Officer